Flight equipment held for sale	6 Months Ended
Jun. 30, 2022
Discontinued Operations and Disposal Groups [Abstract]
Flight equipment held for sale	Flight equipment held for saleAs of June 30, 2022, flight equipment with a total net book value of $64.1 million met the held for sale criteria and was classified as flight equipment held for sale in our Condensed Consolidated Balance Sheet. Aggregate maintenance and security deposit amounts received from the lessees of approximately $1.6 million will be assumed by the buyers of these aircraft upon consummation of the individual sales transactions.As of December 31, 2021, 13 aircraft met the held for sale criteria. During the first quarter of 2022, the sale of ten of those aircraft closed and the sale of the remaining three aircraft closed during the second quarter of 2022.